UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------


                                   FORM 8 - K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 21, 2005


                             -----------------------


                         CHADMOORE WIRELESS GROUP, INC.
             (Exact name of registrant as specified in its charter)


           COLORADO                       0-20999                84-1058165
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or organization)                               Identification No.)


                          2458 E. RUSSELL ROAD, SUITE B
                             LAS VEGAS, NEVADA 89120
               (Address of principal executive offices) (Zip Code)


                                 (702) 740-5633
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01.  OTHER EVENTS.

Chadmoore's external auditors have not completed their SAS 100 review of the September 30, 2005 financial statements. Management estimates that it will take the external auditors several days to complete their review and Chadmoore will file its September 30, 2005 10-QSB immediately thereafter.





                               S I G N A T U R E S

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                CHADMOORE WIRELESS GROUP, INC.
                                a dissolved Colorado corporation - 2002
                                (Registrant)

November 21, 2005               By: /s/ STEPHEN K. RADUSCH
-------------------                -----------------------------------------
Date                               Name: Stephen K. Radusch
                                   Title: Chief Financial and Accounting Officer































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